Other Operating Income	12 Months Ended
Dec. 31, 2025
Other operating income [Abstract]
Other Operating Income	15. Other Operating Income

	Year Ended December 31,
(in thousands of $)	2025	20241)	20231)
Research and development incentives	$62,503	$46,106	$27,815
Payroll tax rebates	19,061	11,855	11,925
Collaboration revenue	2,166	4,348	35,533
Change in fair value on non-current financial assets	11,581	3,834	—
Other operating income	1,423	13	2,538
Total other operating income	$96,734	$66,156	$77,811
1)Comparative figures have been aligned with the presentation adopted in the current year.
For the year ended December 31, 2025, the collaboration revenue was generated under the agreement with Zai Lab. This note should be read alongside ‘‘Note 2.18 — Other operating income - Collaboration and license agreements’’.
15.1. Research and development incentives
The Company has accounted for tax incentives following a research and development tax incentive scheme in Belgium according to which the incentive will be refunded after a 5 years period, if not offset against the current tax payable over the period.
15.2. Payroll tax rebates
The Company accounted for payroll tax rebates as a reduction in withholding income taxes for its highly qualified personnel employed in its research and development department.
15.3. Collaboration revenue - AbbVie
In April 2016, the Company entered into the AbbVie Collaboration Agreement to develop and commercialize
ARGX-115 (ABBV-151). In October 2023, the Company achieved the second development milestone upon initiation of a non-pivotal clinical trial, triggering a $30 million payment.
Subject to the continuing progress of ARGX-115 (ABBV-151) by AbbVie, the Company is eligible to receive future development, regulatory and commercial milestone payments in aggregate amounts of up to $50 million, $190 million and $325 million, respectively, as well as tiered royalties on sales at percentages ranging from the mid-single digits to the lower teens, subject to customary reductions.